    As filed with the Securities and Exchange Commission on January 26, 1999

                                                     Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                   FORM SB-2
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                         ------------------------------

                          TOWER FINANCIAL CORPORATION
                 (Name of small business issuer in its charter)

            INDIANA                          6712                         35-2051170
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)       Identification Number)

                         ------------------------------

                             116 EAST BERRY STREET
                           FORT WAYNE, INDIANA 46802
                                 (219) 427-7000
(Address and telephone number of principal executive offices and principal place of business)
                         ------------------------------

                               DONALD F. SCHENKEL
                             CHAIRMAN OF THE BOARD,
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          TOWER FINANCIAL CORPORATION
                             116 EAST BERRY STREET
                           FORT WAYNE, INDIANA 46802
                                 (219) 427-7000
           (Name, address and telephone number of agent for service)
                         ------------------------------

                                   Copies to:

              DANIEL L. BOEGLIN                                DONALD J. KUNZ
              LAWRENCE E. SHINE                      HONIGMAN MILLER SCHWARTZ AND COHN
               BAKER & DANIELS                          2290 FIRST NATIONAL BUILDING
                  SUITE 2700                            DETROIT, MICHIGAN 48226-3583
          300 NORTH MERIDIAN STREET                            (313) 465-7000
       INDIANAPOLIS, INDIANA 46204-1782
                (317) 237-0300

                         ------------------------------

APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this registration statement becomes effective.
                         ------------------------------

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-67235

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]
                        CALCULATION OF REGISTRATION FEE

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                                                     PROPOSED MAXIMUM     PROPOSED MAXIMUM
   TITLE OF EACH CLASS OF         AMOUNT TO BE        OFFERING PRICE         AGGREGATE            AMOUNT OF
SECURITIES TO BE REGISTERED        REGISTERED            PER UNIT          OFFERING PRICE      REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------
Common Stock................       230,000(1)             $10.00             $2,300,000            $639.40
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

(1) Includes 30,000 shares of Common Stock that may be sold if the over-allotment option granted to the underwriters is exercised in full.
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

     This Registration Statement on Form SB-2 is being filed by Tower Financial Corporation, an Indiana corporation (the "Company"), pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form SB-2 previously filed by the Company with the Securities and Exchange Commission (File No. 333-67235), including exhibits, are incorporated by reference into this Registration Statement.

     The Registrant hereby certifies to the Securities and Exchange Commission (the "Commission") that:

     1. the Registrant has instructed its bank, The Fifth Third Bank of Central Indiana, to pay the registration fee to the Commission by wire transfer as soon as practicable but no later than the close of business on January 27, 1999;

     2. the Registrant will not revoke such instructions; and

     3. the Registrant has sufficient funds in its accounts to cover the amount of the registration fee.

                                   SIGNATURES

     In accordance with the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Wayne, Indiana, on January 26, 1999.

                                          TOWER FINANCIAL CORPORATION

                                          By:    /s/ DONALD F. SCHENKEL
                                            ------------------------------------
                                            Donald F. Schenkel, Chairman of the
                                                            Board,
                                               President and Chief Executive
                                                           Officer

     In accordance with the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                                     TITLE                              DATE
              ---------                                     -----                              ----

       /s/ DONALD F. SCHENKEL            Chairman of the Board, President, Chief         January 26, 1999
------------------------------------     Executive Officer and Director (principal
         Donald F. Schenkel              executive officer)

      /s/ KEVIN J. HIMMELHAVER           Chief Financial Officer (principal financial    January 26, 1999
------------------------------------     and accounting officer)
        Kevin J. Himmelhaver

       /s/ KEITH E. BUSSE                                  Director                      January 26, 1999
------------------------------------
           Keith E. Busse

                                                           Director                      January   , 1999
------------------------------------
          Peter T. Eshelman

     /s/ MICHAEL S. GOULOFF                                Director                      January 26, 1999
------------------------------------
         Michael S. Gouloff

                                                           Director                      January   , 1999
------------------------------------
          Craig S. Hartman

                                                           Director                      January   , 1999
------------------------------------
         Michael Mirro, M.D.

       /s/ DEBRA A. NIEZER                                 Director                      January 26, 1999
------------------------------------
           Debra A. Niezer

      /s/ WILLIAM G. NIEZER                                Director                      January 26, 1999
------------------------------------
          William G. Niezer

     /s/ MAURICE D. O'DANIEL                               Director                      January 26, 1999
------------------------------------
         Maurice D. O'Daniel

      /s/ LEONARD RIFKIN                                   Director                      January 26, 1999
------------------------------------
           Leonard Rifkin

      /s/ JOSEPH D. RUFFOLO                                Director                      January 26, 1999
------------------------------------
          Joseph D. Ruffolo

              SIGNATURE                                     TITLE                              DATE
              ---------                                     -----                              ----
                                                           Director                      January   , 1999
------------------------------------
           Larry L. Smith

       /s/J. Richard Tomkinson                             Director                      January 26, 1999
------------------------------------
          J. Richard Tomkinson

      /s/Irene A. Walters                                  Director                      January 26, 1999
------------------------------------
         Irene A. Walters

                               INDEX TO EXHIBITS

EXHIBIT NO.                       DESCRIPTION OF EXHIBIT
-----------                       ----------------------
      5        Opinion of Baker & Daniels with respect to the legality of the securities being registered
   23.1        Consent of PricewaterhouseCoopers LLP
   23.2        Consent of Baker & Daniels (included in Exhibit 5)

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